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                                                                   EXHIBIT 10(C)
                  FIRST AMENDMENT TO ASSET PURCHASE AGREEMENT

 FIRST AMENDMENT TO ASSET PURCHASE AGREEMENT dated as of June 30, 1992 (the "Amendment") among USLI FLEET FINANCING, INC. (the "Seller"), ASSET SECURITIZATION COOPERATIVE CORPORATION (the "Purchaser"), CANADIAN IMPERIAL BANK OF COMMERCE, as agent (the "Servicing Agent") for the Purchaser, and UNITED STATES LEASING INTERNATIONAL, INC., as collection agent (the "Collection Agent").

                                  WITNESSETH:

 WHEREAS, the Seller, the Purchaser, the Servicing Agent and the Collection Agent entered into that certain Asset Purchase Agreement dated as of December 23, 1991 (the "Purchase Agreement"), pursuant to which the Seller has sold Assets, and may from time to time hereafter sell Assets, to the Purchaser; and

 WHEREAS, the parties hereto desire to amend the Purchase Agreement in the manner and on the terms and conditions set forth herein;

 NOW, THEREFORE, in consideration of the premises and of the mutual covenants herein contained, the parties hereto agree as follows:

I. DEFINITIONS.

 Defined Terms. "Amendment Effective Date" means the first date on or after June 30, 1992 on which the conditions precedent set forth in Section IV hereof shall have been fulfilled or waived.

 Unless otherwise defined herein, capitalized terms used herein shall have the meanings assigned to them in the Purchase Agreement.

II. AMENDMENTS TO PURCHASE AGREEMENT.

 1. Amendment to Section 1.01.

 (a) The definition of "Affected Asset" in Section 1.01 of the Purchase Agreement is hereby deleted in its entirety.

 (b) The definition of "Affected Party" in Section 1.01 of the Purchase Agreement is hereby amended by deleting the reference to "2.08(a)" therein and substituting in replacement thereof a reference to "2.07(a)".

 (c) The definition of "Commencement Date" in Section 1.01 of the Purchase Agreement is hereby amended by deleting the reference to "5.01(w)" therein and substituting in replacement
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thereof a reference to "3.02(d)".

 (d) The definition of "Deferral Percentage Requirement" in Section 1.01 of the Purchase Agreement is hereby amended to read in its entirety as follows:

  "Deferral Percentage Requirement" means, for all Purchased Assets in the aggregate, a percentage equal to the greater of (i) 7.5% (or such other percentage as shall be agreed to by the Seller and the Purchaser), and (ii) a fraction (expressed as a percentage) the numerator of which is (1) the product of (a) $4,000,000 and (b) a fraction the numerator of which is the Investment and the denominator of which is the sum of the Investment and the "Investment" under the Secondary Purchase Agreement, and the denominator of which is (2) an amount equal to the positive result of the Outstanding Principal Balance of all Purchased Assets less the product of (a) $4,000,000 and (b) a fraction the numerator of which is the Investment and the denominator of which is the sum of the Investment and the "Investment" under the Secondary Purchase Agreement.

 (e) The definition of "Deferred Percentage" in Section 1.01 of the Purchase Agreement is hereby amended to read in its entirety as follows:

  "Deferred Percentage" means, with respect to the transfer of the Assets to be purchased on any Settlement Date pursuant to Section 2.01, that percentage (not to exceed 100%) of the aggregate Outstanding Principal Balance of such Assets, which, after taking into account such Purchase and the application of Collections on such Settlement Date, will increase the aggregate of the Deferred Balance of the Deferred Purchase Obligation for all Purchased Assets and the "Deferred Balance" of the "Deferred Purchase Obligation" for all "Purchased Assets" under the Secondary Purchase Agreement to the sum of (a) the product of (i) the Deferral Percentage Requirement and (ii) the Investment and (b) the product of (i) the "Deferral Percentage Requirement" under the Secondary Purchase Agreement and (ii) the "Investment" under the Secondary Purchase Agreement.

 (f) The definition of "Index Rate" in Section 1.01 of the Purchase Agreement is hereby amended by deleting the reference to "5.01(w)" therein and substituting in replacement thereof a reference to "3.02(d)".

 (g) The definition of "Notional Amount" in Section 1.01 of the Purchase Agreement is hereby amended by deleting the reference to "5.01(w)" therein and substituting in replacement
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thereof a reference to "3.02(d)".

 (h) The definition of "Portfolio Pool" in Section 1.01 of the Purchase Agreement is hereby amended to read in its entirety as follows:

  "Portfolio Pool" means, at any time, a collective reference to each then outstanding Asset which arose under a Contract covering one or more Purchased Assets and/or one of more "Purchased Assets" under the Secondary Purchase Agreement.

 (i) The definition of "Rate Cap" in Section 1.01 of the Purchase Agreement is hereby amended by deleting the reference to "5.01(w)" therein and substituting in replacement thereof a reference to "3.02(d)".

 (j) The definition of "Reference Banks" in Section 1.01 of the Purchase Agreement is hereby deleted in its entirety.

 (k) The definition of "Strike Rate" in Section 1.01 of the Purchase Agreement is hereby amended by deleting the reference to "5.01(w)" therein and substituting in replacement thereof a reference to "3.02(d)".

 (l) Section 1.01 of the Purchase Agreement is hereby amended by adding the following defined terms after the defined term "Strike Rate":

  "Subordinated Interest" means each purchase by the Seller of an interest in Purchased Assets pursuant to Section 10.01(b).

  "Subordinated Interest Amount" has the meaning specified in Section 2.03(c).

 2. Amendment to Section 2.03.

 (a) Section 2.03(a) of the Purchase Agreement is hereby amended to read in entirety as follows:

  (a) Collections with respect to the Portfolio Pool received by the Collection Agent shall be allocated among the Seller, the Company, the Purchaser and to the Secondary Purchaser under the Secondary Purchase Agreement based on the Collection Agent's reasonable best estimate, consistently applied, of the appropriate allocation of such Collections.

  (b) Section 2.03(c) of the Purchase Agreement is hereby amended to read in its entirety as follows:

  (c) As of the last day in each Settlement Period prior to the occurrence of an Event of Termination, the
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 following shall occur:

   The amount of any payments received by the Collection Agent under any Rate Cap plus the amount of Collections received during the related Settlement Period with respect to Purchased Assets shall be allocated to the following Persons and in the following order of priority: first, to the Collection
  Agent in the amount of the Unpaid Advance Balance as of such date, second, to the Purchaser in the amount of the Yield accrued through such Settlement Period and not previously paid, third, to the Purchaser in the amount of the Operating Expense Fee, the Program Fee, the Dealer Fee and other fees payable to the Purchaser, if any, accrued through such Settlement Period and not previously paid, fourth, to the Collection Agent in the amount of the Collection Agent Fee accrued through such Settlement Period and not previously paid, fifth, to the Purchaser to reduce the Investment in the amount of the product of (a) the Deemed Collections which occurred during such Settlement Period and (b) the Investment Multiplier, sixth, to the Purchaser to reduce the Investment in the amount of any Indemnified Amounts in accordance with provisions of Section 8.01 hereof accrued through such Settlement Period and not previously paid, but only to the extent that such Indemnified Amounts represent amounts which ordinarily would or should be paid out of Collections and do not relate to a direct loss, claim, liability, cost or expense incurred by the Purchaser, seventh, to the Purchaser to reduce the Investment by the Principal Amortization Amount, eighth, if, the allocation paid with respect to the corresponding "Settlement Period" pursuant to clause seventh of Section 2.03(c) of the Secondary Purchase Agreement is insufficient to reduce the "Investment" under the Secondary Purchase Agreement by the "Principal Amortization Amount" under the Secondary Purchase Agreement, to the Secondary Purchaser in an amount (the
  "Subordinated Interest Amount") equal to the positive result of (i) the "Principal Amortization Amount" under the Secondary Purchase Agreement less
  (ii) the allocation paid pursuant to clause seventh of Section 2.03(c) of the Secondary Purchase Agreement, such amount to be applied by the Secondary Purchaser as the purchase price for the purchase by the Seller of a "Subordinated Interest" in the "Purchased Assets" under the Secondary
  Purchase Agreement in an amount equal to the Subordinated Interest Amount, and ninth, the balance to the Seller. Amounts paid to the Seller pursuant to clause ninth above shall not constitute payments in respect of Subordinated Interest Amounts. Any amount received by the Purchaser pursuant to clause eighth of Section 2.03(c) of the Secondary Purchase Agreement shall be
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 applied for the purposes of this Agreement to reduce the Investment as if such amount were paid to the Purchaser pursuant to clause seventh above. Notwithstanding anything to the contrary contained herein, no application of Collections or proceeds of a Rate Cap shall be made to the Seller unless, after giving effect to the application of Collections and proceeds received under any Rate Cap in accordance with the foregoing provisions of this Section 2.03(c), the Deferred Balance of the Deferred Purchase Obligation would be equal to the greater of (i) 7.5% of the Investment, and (ii) the product of
 (a) $4,000,000 and (b) a fraction the numerator of which is the Investment and the denominator of which is the sum of the Investment and the "Investment" under the Secondary Purchase Agreement.

 (c) Section 2.03(e) of the Purchase Agreement is hereby amended by deleting the word "this" in the second line thereof.

 (d) The second sentence of Section 2.03(g) of the Purchase Agreement is hereby amended to read in its entirety as follows:

  Simultaneously with the reconveyances and deliveries contemplated by the immediately preceding sentence, the Subordinated Interest, if any, in the Purchased Assets shall be deemed to be extinguished, the Deferred Balance shall be reduced to zero and the Purchaser shall take all actions reasonably requested by the Seller in relation to such reconveyances and deliveries.

 3. Amendment to Section 2.06.

 (a) Section 2.06(a) of the Purchase Agreement is hereby amended to read in its entirety as follows:

   (a) If, on the last day of a Settlement Period, the sum of the Investment and the "Investment" under the Secondary Purchase Agreement shall be equal to or less than ten percent (10%) of the original Investment, the Seller shall be entitled on the Settlement Date with respect to such Settlement Period to repurchase from the Purchaser all Purchased Assets upon at least five (5) Business Days' prior written notice to the Purchaser.

 (b) The first sentence of Section 2.06(b) of the Purchase Agreement is hereby amended by deleting the words "and" and "shall" before and after, respectively, the number "(2)" and by adding to the end thereof the following:

  , and (3) deem the Subordinated Interest, if any, in the Purchase Assets to be extinguished.
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 (c) Section 2.06(c) of the Purchase Agreement is hereby amended to read in its entirety as follows:

  (c) Upon (1) the Purchaser's receipt of the repurchase price of all Purchased Assets, (2) the reduction of the Deferred Balance of the Deferred Purchase Obligation to zero, and (3) the deemed extinguishment of the Subordinated Interest, if any, in the Purchased Assets, all pursuant to paragraph (b) above, the Purchaser shall reassign to the Seller the Purchased Assets, without recourse, representation or warranty.

 4. Amendment to Section 2.07. Section 2.07(a) of the Purchase Agreement is hereby amended by deleting the word "or" at the end of paragraph (2) thereof and deleting paragraph (3) thereof.

 5. Amendment to Section 3.02.

 (a) Paragraphs (iv), (v), (vi) and (vii) of clause (c) of Section 3.02 of the Purchase Agreement are hereby amended to read in their entirety as follows:

   (iv) after giving effect to any Purchase of Assets relating to an Obligor, the sum of (a) the aggregate Outstanding Principal Balance of all Purchased Assets and (b) the aggregate "Outstanding Principal Balance" of all "Purchased Assets" under the Secondary Purchase Agreement, relating to such Obligor does not exceed the product of (x) the Concentration Limit with respect to such Obligor and (y) the sum of (a) the Investment and (b) the "Investment" under the Secondary Purchase Agreement,

   (v) after giving effect to any Purchase of Assets, no more than 5% of the sum of (a) the aggregate Outstanding Principal Balance of all Purchased Assets and (b) the aggregate "Outstanding Principal Balance" of all "Purchased Assets" under the Secondary Purchase Agreement relate to Obligors which are governments of any state in the United States of America or subdivisions or agencies of any such state government,

   (vi) after giving effect to any Purchase of Assets on any Settlement Date and the application of all Collections on such Settlement Date in accordance with Section 2.03, the sum of (a) the Deferred Balance of the Deferred Purchase Obligation (after giving effect to any Deemed Collections made on such day) and (b) the "Deferred Balance" of the "Deferred Purchase
  Obligation" under the Secondary Purchase Agreement (after giving effect to any "Deemed Collections" under the Secondary Purchase Agreement made on such day) is not less than an amount equal to the sum of (1) the
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 product of (i) the Deferral Percentage Requirement and (ii) the Investment and
 (2) the product of (i) the "Deferral Percentage Requirement" under the Secondary Purchase Agreement and (ii) the "Investment" under the Secondary Purchase Agreement,

   (vii) after giving effect to any Purchase of Assets, no more than 5% of the sum of (a) the aggregate Outstanding Principal Balance of all Purchased Assets and (b) the aggregate "Outstanding Principal Balance" of all "Purchased Assets" under the Secondary Purchase Agreement relate to Vehicles which do not constitute automobiles, vans or light-duty trucks, and

   (viii) after giving effect to any Purchase, no more than (A) 6% of the sum of (a) the aggregate Outstanding Principal Balance of all Purchased Assets and (b) the aggregate "Outstanding Principal Balance" of all "Purchased Assets" under the Secondary Purchase Agreement relate to Vehicles the Contracts with respect to which provide for monthly payments with a Depreciation Reserve (as defined in the related Contracts with respect to such Vehicles) equal to less than 1.79856% of the Original Value (as defined in the related Contracts with respect to such Vehicles), (B) 2% of the sum of
  (a) the aggregate Outstanding Principal Balance of all Purchased Assets and
  (b) the aggregate "Outstanding Principal Balance" of all "Purchased Assets" under the Secondary Purchase Agreement relate to Vehicles the Contracts with respect to which provide for monthly payments with a Depreciation Reserve (as defined in the related Contracts with respect to the related Vehicles) equal to less than 1.66667% of the Original Value (as defined in the related Contracts with respect to such Vehicles) and (C) .5% of the sum of (a) the aggregate Outstanding Principal Balance of all Purchased Assets and (b) the aggregate "Outstanding Principal Balance" of all "Purchased Assets" under the Secondary Purchase Agreement relate to Vehicles the Contracts with respect to which provide for monthly payments with a Depreciation Reserve (as defined in the related Contracts with respect to the related Vehicles) equal to less than 1.3% of the Original Value (as defined in the related Contracts with respect to such Vehicles),.

 6. Amendment to Section 4.01. Section 4.01(c) of the Purchase Agreement is hereby amended by deleting "[" and "]" on the fifth and sixth lines, respectively, thereof.

 7. Amendment to Section 5.01. Section 5.01(w) of the Purchase Agreement is hereby amended to read in its entirety as follows:
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   (w) Rate Caps.  On each day that the Purchaser shall own any Purchased
  Assets which provide for a fixed periodic rate of interest, there shall be in place for the benefit of the Purchaser a Rate Cap provided by a financial institution or institutions acceptable to the Servicing Agent (i) with a term equal to the number of months remaining (based on historical repayment patterns as applied to the Purchased Assets and reasonably adjusted in a manner acceptable to the Purchaser and Seller as of such day) in the amortization schedule of the Vehicle related to any such Purchased Asset with the largest number of months remaining as of such day in any such Purchased Asset's amortization schedule, (ii) based upon the Index Rate, (iii) based upon the Notional Amount, and (iv) under which payments shall be obligated to be made immediately following the Commencement Date on which the Index Rate first equals or exceeds the Strike Rate, which Rate Cap shall provide for monthly payments to the Purchaser in amounts equal to the product of (A) the daily average excess of the Index Rate over the Strike Rate, (B) the Notional Amount in effect from time to time and (C) the number of days elapsed since the later of the Commencement Date and the date of the last payment under such Rate Cap divided by 360.

 8. Amendment to Section 6.01.

 (a) Section 6.01 of the Purchase Agreement is hereby amended by adding the words ", the Secondary Purchaser" after the word "Purchaser" on the eleventh, fourteenth and the penultimate lines thereof.

 9. Amendment to Section 6.02.

 (a) The first sentence of Section 6.02(b) of the Purchase Agreement is hereby to read in its entirety as follows:

  The Collection Agent shall administer the Collections in respect of the Portfolio Pool in accordance with the procedures described herein, in Section
  2.03 of this Agreement and in the Secondary Purchase Agreement.

 (b) Section 6.02(d) of the Purchase Agreement is hereby amended by adding the words "the Secondary Purchaser," after the words "the Purchaser," on the second line thereof.

 (c) Section 6.02(e) of the Purchase Agreement is hereby amended to read in its entirety as follows:

   (e) The Collection Agent shall, as soon as practicable following receipt thereof, turn over to the Seller and the Company, as the case may be, any cash collections or other cash proceeds received with
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 respect to Portfolio Pool Assets which do not constitute Purchased Assets or
 "Purchased Assets" under the Secondary Purchase Agreement.

 (d) Section 6.02(j) of the Purchase Agreement is hereby amended by deleting the word "of" after the word "Company" on the third line thereof and substituting in replacement thereof the word "or".

 10. Amendment to Section 6.05. Section 6.05(a) of the Purchase Agreement is hereby amended by adding the words "and the Secondary Purchaser" after the word "Purchaser" in clause (ii) thereof.

 11. Amendment to Section 7.01.

 (a) The proviso in Section 7.01(d) of the Purchase Agreement is hereby amended to read in its entirety as follows:

  provided, however, that the occurrence of the event set forth in this Section 7.01(d) shall not constitute an Event of Termination if the sum of (a) the aggregate Outstanding Principal Balance of the Purchased Assets and (b) the aggregate "Outstanding Principal Balance" of all "Purchased Assets" under the Secondary Purchase Agreement with respect to which such event occurs constitute 1% or less of the sum of (a) the aggregate Outstanding Principal Balance of all Purchased Assets and (b) the aggregate "Outstanding Principal Balance" of all "Purchased Assets" under the Secondary Purchase Agreement; or.

 (b) Sections 7.01(m) and 7.01(n) of the Purchase Agreement are hereby amended to read in their entirety as follows:

   (m) the sum of (a) the aggregate Outstanding Principal Balance of all Purchased Assets and (b) the aggregate "Outstanding Principal Balance" of all "Purchased Assets" under the Secondary Purchase Agreement shall be less than the sum of (d) the Investment, plus (e) the "Investment" under the Secondary Purchase Agreement, plus (f) the greater of (i) 4% of the sum of (x) the Investment and (y) the "Investment" under the Secondary Purchase Agreement, and (ii) $4,000,000; or

   (n) the sum of (a) the aggregate Net Sale Deficit and (b) the aggregate "Net Sale Deficit" under the Secondary Purchase Agreement shall exceed 0.25% of the sum of (c) the Investment and (d) the "Investment" under the Secondary Purchase Agreement; or.

 12. Amendment to Section 9.04. Section 9.04 of the Purchase Agreement is hereby amended by deleting the word "and"
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on the tenth line thereof and substituting in replacement thereof the word "or".

 13. Amendment to Section 10.01.

 (a) Section 10.01 of the Purchase Agreement is hereby amended by adding "(a)" after the word "Assignment" on the first line thereof and by adding the following after the first sentence thereof:

    The Purchaser may assign to the Seller a Subordinated Interest in the Purchased Assets, or part thereof, pursuant to paragraph (b) below.

  (b) Section 10.01 of the Purchase Agreement is hereby amended by adding a paragraph (b) as follows:

      (b) If a payment is made to the Purchaser pursuant to clause eighth of
    Section 2.03(c) of the Secondary Purchase Agreement, such payment shall be applied by the Purchaser as a purchase by the Seller from the Purchaser of a Subordinated Interest in an amount equal to the applicable "Subordinated Interest Amount" under the Secondary Purchase Agreement.
     Payments in respect of the Subordinated Interest shall be made only from Collections; provided that no payments in respect of the Subordinated Interest shall be made until the Investment and the "Investment" under the Secondary Purchase Agreement shall be reduced to zero, the Yield for the Purchased Assets and the "Yield" for the "Purchased Assets" under the Secondary Purchase Agreement shall have been paid, and no amount shall be owing to the Purchaser or to the Secondary Purchaser under the Secondary Purchase Agreement. In the event that, notwithstanding the provisions of the preceding sentence, the Seller shall receive any payment on account of the Subordinated Interest at a time when payment is not permitted hereby, such payment shall be held by the Seller in trust for the benefit of, and shall be paid forthwith over and delivered to, the Purchaser or the Secondary Purchaser, as the case may be, for application to reduce the Investment or the "Investment" under the Secondary Purchase Agreement, pay accrued and unpaid Yield or "Yield" under the Secondary Purchase Agreement, or pay any other amount owing to the Purchaser or the Secondary Purchaser under the Secondary Purchase Agreement.

 14. Amendment to Section 10.02. Clause (iv) of Section 10.02 is hereby amended by deleting the word "any" before the words "Purchaser" and "Secondary" and substituting in replacement thereof the word "the".

III. REPRESENTATIONS AND WARRANTIES.

 The Seller hereby repeats and reaffirms as of the Amendment Effective Date the representations and warranties of the Seller contained in the Purchase Agreement with the same force and effect as though such representations and warranties had been made as of the Amendment Effective Date; provided, that all references in such representations and warranties to the Purchase Agreement shall refer to the Purchase Agreement as amended by this Amendment.

IV. CONDITIONS PRECEDENT.

 The occurrence of the Amendment Effective Date shall be subject to the fulfillment of each of the following conditions:

  (a) The Purchaser and the
  Servicing Agent shall have received the favorable written opinions of counsel for the Seller and the Collection Agent, in form and substance satisfactory to the Purchaser and the Servicing Agent, as to such matters as the Servicing Agent may reasonably request.

  (b) All filings (including, without limitation, pursuant to the UCC) shall have been accomplished with respect to this Amendment and the transactions contemplated hereby in each jurisdiction as may be required or permitted by law to establish, perfect, protect and preserve the Purchaser's interests in the Purchased Assets and any giving or publication of notice or the taking of any other action to such end (whether similar or dissimilar) required or permitted by law shall have been given or taken. On or prior to the Amendment Effective Date, the Servicing Agent shall have received satisfactory evidence as to any such filing, recording, registration, giving or publication of notice and/or other action so taken or made.

V. MISCELLANEOUS.

 1. Agreement to Remain in Full Force and Effect. The Seller, the Purchaser, the Servicing Agent and the Collection Agent hereby agree that, except as amended hereby, the Purchase Agreement shall remain in full force and effect and is hereby ratified, adopted and confirmed in all respects. All references to the Purchase Agreement in any other agreement or document shall hereafter be deemed to refer to the Purchase Agreement as amended hereby.

 2. Execution in Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto on separate counterparts, each of which counterparts, when so executed and delivered, shall be deemed to be an original, and all of which counterparts, when taken together, shall constitute but one and the same Amendment.

 3. Governing Law. This Amendment shall be governed by and construed in accordance with the laws of the State of New York.

 4. Severability of Provisions. Any provision of this Amendment which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof or affecting the enforceability of such provision in any other jurisdiction.

 5. Captions. The captions in this Amendment are for convenience of reference only and shall not define or limit any of the terms or provisions hereof.

 IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their representative officers thereunder duly authorized, as of the date first above written.

                  USLI FLEET FINANCING, INC.


                  By: /s/ Peter Mezey
                  Authorized Signatory


                  By: /s/ Robert A. Keyes, Jr.
                  Authorized Signatory

                  ASSET SECURITIZATION
                  COOPERATIVE CORPORATION


                  By: /s/ James Carson
                  Authorized Signatory

                  CANADIAN IMPERIAL BANK OF
                  COMMERCE, as Servicing Agent


                  By: /s/ Chris Beaudet
                  Authorized Signatory

                  UNITED STATES LEASING
                  INTERNATIONAL, INC., as
                  Collection Agent


                  By: /s/ Peter Mezey
                  Authorized Signatory


                  By: /s/ Robert A. Keyes, Jr.
                  Authorized Signatory

                                                                   EXHIBIT 10(C)
                  SECOND AMENDMENT TO ASSET PURCHASE AGREEMENT

 SECOND AMENDMENT TO ASSET PURCHASE AGREEMENT dated as of December 16, 1993 (the "Amendment") among USLI FLEET FINANCING, INC. (the "Seller"), ASSET SECURITIZATION COOPERATIVE CORPORATION (the "Purchaser"), CANADIAN IMPERIAL BANK OF COMMERCE, as secondary purchaser (in such capacity, the "Secondary Purchaser") and as agent (in such capacity, the "Servicing Agent") for the Purchaser and the Secondary Purchaser, and USL CAPITAL CORPORATION, formerly known as UNITED STATES LEASING INTERNATIONAL, INC. (the "Corporation").

                                  WITNESSETH:

 WHEREAS, the Seller, the Purchaser, the Servicing Agent and the Corporation entered into that certain Asset Purchase Agreement dated as of December 23, 1991, as amended by the First Amendment to Asset Purchase Agreement dated as of June 30, 1992 (the "Purchase Agreement"), pursuant to which the Seller has sold Assets, and may from time to time hereafter sell Assets, to the Purchaser;

 WHEREAS, the Seller, the Secondary Purchaser, the Servicing Agent and the Corporation entered into that certain Asset Purchase Agreement dated as of December 23, 1991 (the "Secondary Purchase Agreement"), pursuant to which the Seller may from time to time hereafter sell Assets, to the Purchaser; and

 WHEREAS, the parties hereto desire to amend the Purchase Agreement and the Secondary Purchase Agreement in the manner and on the terms and conditions set forth herein;

 NOW, THEREFORE, in consideration of the premises and of the mutual covenants herein contained, the parties hereto agree as follows:

I.  DEFINITIONS

 1. Defined Terms.

  "Amendment Effective Date" means the first date on or after December 22, 1993 on which the conditions precedent set forth in Section V hereof shall have been fulfilled or waived.

  Unless otherwise defined herein, capitalized terms used herein shall have the meanings assigned to them in the Purchase Agreement and the Secondary Purchase Agreement.

II. AMENDMENTS TO THE PURCHASE AGREEMENT.

 1. Amendment to Section 1.01.

  (a)  The definition of "Concentration Limit" in Section

1.01 of the Purchase Agreement is hereby amended to read in its entirety as follows:

    "Concentration Limit" means, at any time, for any Obligor, 2% or, if applicable, the Special Concentration Limit for such Obligor; provided, that in the case of an Obligor with any Affiliated Obligor, the Concentration Limit shall be calculated as if such Obligor and such Affiliated Obligor are one Obligor.

  (b) Section 1.01 of the Purchase Agreement is hereby amended by adding the following defined terms in the proper alphabetical position:

   "Credit Facility" means each of the committed credit facilities (other than Liquidity Facilities) provided to the Purchaser to support the timely payment of the Purchaser's Notes or borrowings under the Liquidity Facilities.

   "Special Concentration Limit" means, at any time, for any Obligor listed on
Schedule 2 (together with its Affiliated Obligors), the fraction, expressed as a percentage, the numerator of which is the amount indicated opposite the name of such Obligor and the denominator of which is the sum of (a) the Investment and (b) the "Investment" of the Secondary Purchaser under the Secondary Purchase Agreement; provided, that the Servicing Agent (acting upon the instructions of the Purchaser) may, upon not less than twenty (20) Business Days' notice to the Seller, change any Obligor or amount listed on Schedule 2.

 2. Amendment to Section 2.01. The first sentence of Section 2.01(c) of the Purchase Agreement is hereby amended in its entirety as follows:

    The Expiration Date shall be June 10, 1994; provided, that the Expiration Date shall be extended to December 16, 1994 upon written notification from the Servicing Agent to the Seller of the receipt by the Servicing Agent of
   (i) a certificate of the Secretary or Assistant Secretary of the Seller certifying evidence of corporate authorization of the extension of the Expiration Date to December 16, 1994 or a later date and (ii) an opinion of counsel for the Seller, in form and substance satisfactory to the Purchaser and the Servicing Agent; provided, further, that the Expiration Date may be such earlier date as the Seller shall notify to the Servicing Agent and the Purchaser by at least ten (10) Business Days prior written notice.

 3. Amendment to Section 2.04. Section 2.04(b) of the Purchase Agreement is hereby amended by deleting the percentage ".50%" and substituting in replacement thereof the percentage "10.35%"1.

 4. Amendment to Section 5.01.

  (a) Section 5.01(g) of the Purchase Agreement is hereby amended by adding to the end thereof the following:

   and to any financial institution under the Liquidity Facilities or the Credit Facilities; provided, however, that the Purchaser shall not disclose the identity of the Seller to any such financial institution without the consent (which consent shall not be unreasonably withheld or delayed) of the Seller.

  (b) Section 5.01(o) of the Purchase Agreement is hereby amended by adding to the end thereof the following:

   and to any financial institution under the Liquidity Facilities or the Credit Facilities; provided, however, that the Purchaser shall not disclose the identity of the Seller to any such financial institution without the prior consent (which consent shall not be unreasonably withheld of delayed) of the Seller.

 5. Amendment to Section 10.01.

  (a) Section 10.01(a) of the Purchase Agreement is hereby amended by adding the words "or Credit Facility" after the words "Liquidity Facility" at the end of the first clause (i) thereof.

  (b) the first clause (ii) of Section 10.01(a) of the Purchase Agreement is hereby amended in its entirety as follows:

   (ii) with the prior consent (which consent shall not be unreasonably withheld or delayed) of the Seller, to any other entity which at the time of such assignment has short-term debt ratings of A-l+ and P-1 from S&P and Moody's, respectively (each such entity described in clause (i) and clause
   (ii) above, an "Assignee").

  (c) Section 10.01(a) of the Purchase Agreement is hereby amended by adding as a new second sentence thereto the following:

   The parties to this Agreement acknowledge that the Purchaser has assigned and shall be permitted to continue to assign (without the Seller's consent)
 to Canadian Imperial Bank of Commerce, as collateral agent for the benefit of the holder of any debt instruments issued by the Purchaser, a security interest in all of the Purchaser's right, title and interest in and to, among other things, this Agreement and the Purchased Assets.

 6. Amendment to Section 12.03. Section 12.03(a) of the Purchase Agreement is hereby amended by deleting the reference to "Article XI" therein and substituting in replacement thereof a reference to "Article X".

 7. Schedule 2. The Purchase Agreement is hereby amended by adding a new
    Schedule 2 as set forth in Exhibit A hereto.

III. AMENDMENTS TO THE SECONDARY PURCHASE AGREEMENT.

 1. Amendment to Section 1.01.

  (a) The definition of "Concentration Limit in Section 1.01 of the Secondary Purchase Agreement is hereby amended to read in its entirety as follows:

    "Concentration Limit" means, at any time, for any Obligor, 2% or, if applicable, the Special Concentration Limit for such Obligor; provided, that in the case of an Obligor with any Affiliated Obligor, the Concentration Limit shall be calculated as if such Obligor and such Affiliated Obligor are one Obligor.

  (b) The definition of "Investor Rate" in Section 1.01 of the Secondary Purchase Agreement is hereby amended by deleting the percentage "0.60%" and substituting in replacement thereof the percentage "0.50%".

  (c) The definition of "Purchase Limit" in Section 1.01 of the Secondary Purchase Agreement is hereby amended to read in its entirety as follows:

    "Purchase Limit" means, at any time any determination thereof is to be made, the lesser of (i) $100,000,000, or such lesser amount as shall be in effect following any reduction pursuant to Section 2.01(b), and (ii) the positive result, if any, of (x) $200,000,000, or such lesser amount as shall be in effect following any reduction of such amount pursuant to Section 2.01(b) of the ASCC Purchase Agreement, less (y) the "Investment" of the Purchaser under the ASCC Purchase Agreement at such time. References to the unused portion of the Purchase Limit shall mean, at any time, the Purchase Limit in effect at such time, less the Investment.

  (d) The definition of "Unutilized Commitment" in Section 1.01 of the Secondary Purchase Agreement is hereby amended by deleting the dollar amount 11 180,000,0001' and substituting in replacement thereof the dollar amount $165,000,000".

  (e) Section 1.01 of the Secondary Purchase Agreement is hereby amended by adding the following defined term after the defined term "Settlement Period":

    "Special Concentration Limit" means, at any time, for any Obligor listed on
   Schedule 2 (together with its Affiliated Obligors), the fraction, expressed as a percentage, the numerator of which is the amount indicated opposite the name of such Obligor and the denominator of which is the sum of (a) the Investment and (b) the "Investment" of the Purchaser under the ASCC Purchase Agreement; provided, that the Servicing Agent (acting upon the instructions of the Secondary Purchaser) may, upon not less than twenty (20) Business Days' notice to the Seller, change any Obligor or amount listed on Schedule 2.

 2. Amendment to Section 2.01. The first sentence of Section 2.01(c) of the Secondary Purchase Agreement is hereby amended in its entirety as follows:

   The Expiration Date shall be June 10, 1994; provided, that the Expiration Date shall be extended to December 16, 1994 upon written notification from the Servicing Agent to the Seller of the receipt by the servicing Agent of
   (i) a certificate of the Secretary or Assistant Secretary of the Seller certifying evidence of corporate authorization of the extension of the Expiration Date to December 16, 1994 or a later date and (ii) an opinion of counsel for the Seller, in form and substance satisfactory to the Purchaser and the Servicing Agent; provided, further, that the Expiration Date may be such earlier date as the Seller shall notify to the Servicing Agent and the Purchaser by at least ten (10) Business Days prior written notice.

 3. Amendment to Section 2.04. Section 2.04 of the Secondary Purchase Agreement is hereby amended by deleting the percentage ".50%" and substituting in replacement thereof the percentage "0.30%".

 4. Schedule 2. The Secondary Purchase Agreement is hereby amended by adding a new Schedule 2 as set forth in Exhibit A hereto.

IV. REPRESENTATIONS AND WARRANTIES.

 1. The Seller hereby repeats and reaffirms as of the Amendment Effective Date the representations and warranties of the Seller contained in the Purchase Agreement, the Secondary Purchase Agreement and the Purchase Agreement dated as of December 23, 1991, as amended (the "Corporation Agreement"), between the Corporation and the Seller with the same force and effect as though such representations and warranties had been made as of the Amendment Effective Date; provided, that all references in such representations and warranties to the Purchase Agreement and the Secondary Purchase Agreement shall refer to the Purchase Agreement and the Secondary Purchase Agreement as amended by this Amendment.

 2. The Corporation hereby repeats and reaffirms as of the Amendment Effective Date the representations and warranties of USLI contained in the Corporation Agreement with the same force and effect as though such representations and warranties had been made as of the Amendment Effective Date; provided, that all references in such representations and warranties to the Purchase Agreement and the Secondary Purchase Agreement shall refer to the Purchase Agreement and the Secondary Purchase Agreement as amended by this Amendment.

V. CONDITIONS PRECEDENT

 The occurrence of the Amendment Effective Date shall be subject to the fulfillment of each of the following conditions:

  (a) Except as otherwise consented to by the Servicing Agent in writing, each of the Seller and the Corporation shall be in compliance with all the terms and provisions set forth in the Purchase Agreement, the Secondary Purchase Agreement and the Corporation Agreement, as the case may be, on its part to be observed or performed; and no Event of Termination or Potential Event of Termination shall have occurred and be continuing under the Purchase Agreement or the Secondary Purchase Agreement.

  (b) The representations and warranties on the part of the Seller and the Corporation contained in Section IV of this Amendment shall be true and correct as if made on and as of the Amendment Effective Date.

  (c) The Purchaser and the Servicing Agent shall have received the favorable written opinions of counsel for the Seller and the Corporation, in form and substance satisfactory to the Purchaser and the Servicing Agent, as to such matters as the Servicing Agent may reasonably request.

  (d) The Seller and the Corporation shall deliver, or cause to be delivered, to the Purchaser certificates of the Secretary or Assistant Secretary of the Seller and the Corporation certifying (i) the names and true signatures of their respective officers authorized to sign this Amendment and the other documents to be delivered by them hereunder or in connection herewith, (ii) evidence of corporate authorization of the transactions contemplated hereby,
(iii) the articles of incorporation (attached and appropriately certified by the Secretary of State of the Seller's and the Corporation's jurisdiction of incorporation) and the by- laws and all amendments thereto of the Seller and the Corporation.

  (e) All filings (including, without limitation, pursuant to the UCC) shall have been accomplished with respect to this Amendment and the transactions contemplated hereby in each jurisdiction as may be required or permitted by law to establish, perfect, protect and preserve the Purchaser's and the Secondary Purchaser's interests in the Purchased Assets and any giving or publication of notice or the taking of any other action to such end (whether similar or dissimilar) required or permitted by law shall have been given or taken. On or prior to the Amendment Effective Date, the Servicing Agent shall have received satisfactory evidence as to any such filing, recording, registration, giving or publication of notice and/or other action so taken or made.

VI. MISCELLANEOUS.

 1. Agreements to Remain in Full Force and Effect. On the Effective Date, all references to "United States Leasing International, Inc." and "USLI" in each of the Purchase Agreement, the Secondary Purchase Agreement and the Corporation Agreement and all agreements entered into in connection therewith shall be deemed to be "USL Capital Corporation" and "the Corporation". The Seller, the Purchaser, the Servicing Agent and the Corporation hereby agree that, except as amended hereby, each of the Purchase Agreement and the Secondary Purchase Agreement shall remain in full force and effect and is hereby ratified, adopted and confirmed in all respects. All references to the Purchase Agreement or the Secondary Purchase Agreement in any other agreement or document shall hereafter be deemed to refer to the Purchase Agreement or the Secondary Purchase Agreement, as the case may be, as amended hereby.

 2. Execution in Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto on separate counterparts, each of which counterparts, when so executed and delivered, shall be deemed to be an original, and all of which counterparts, when taken together, shall constitute but one and the same Amendment.

 3. Governing Law. This Amendment shall be governed by and construed in accordance with the laws of the State of New York.

 4. Severability of Provisions. Any provision of this Amendment which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof or affecting the enforceability of such provision in any other jurisdiction.

 5. Captions. The captions in this Amendment are for convenience of reference only and shall not define or limit any of the terms or provisions hereof.

 IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their representative officers thereunder duly authorized, as of the date first above written.

                                       USLI FLEET FINANCING, INC.

                                       By: /s/ J.H. Hause
                                       Authorized Signatory

                                       By: /s/ G.F. Stallos
                                       Authorized Signatory

                                       ASSET SECURITIZATION
                                       COOPERATIVE CORPORATION


                                       By: /s/ Marsha Scheiner
                                       Authorized Signatory

                                       CANADIAN IMPERIAL BANK OF COMMERCE,
                                       as Secondary Purchaser and as Servicing
                                       Agent


                                       By: /s/ Chris Beaudet
                                       Authorized Signatory

                                       USL CAPITAL CORPORATION,
                                       formerly known as United States Leasing
                                       International,Inc.


                                       By:  J.H. Hause
                                            Authorized Signatory

                                                                       EXHIBIT A


                                                                      Schedule 2

                          Special Concentration Limits



      Name of Obliger              Amount
McKesson                         $7,000,000
Diversey Corp.                   $6,000,000
Employers Insurance of Wassua    $5,000,000
Fleming Companies                $5,000,000
HM Anglo-American                $5,000,000
Picker International             $6,390,000
American Express                 $6,000,000
Cosmair, Inc.                    $6,000,000
Motion Industries, Inc.          $4,500,000